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                                                                   EXHIBIT 99.01

                     CHEVY CHASE MASTER CREDIT CARD TRUST
                      ASSIGNMENT AND ASSUMPTION AGREEMENT


     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment Agreement"), dated as of September 30, 1998 is among CHEVY CHASE BANK, F.S.B., a federally chartered stock savings bank ("Chevy Chase"), CCB HOLDING CORPORATION, a Delaware corporation ("CCBH"), FIRST USA BANK, N.A., a national banking association ("Purchaser"), and BANKERS TRUST COMPANY, a New York banking corporation, as Trustee (the "Trustee") under the Amended and Restated Pooling and Servicing Agreement dated as of August 1, 1994 (as amended by the First Amendment to the Amended and Restated Pooling and Servicing Agreement dated as of September 28, 1994, as further amended by the Second Amendment to the Amended and Restated Pooling and Servicing Agreement dated as of March 31, 1995, as further amended by the Third Amendment to the Amended and Restated Pooling and Servicing Agreement dated as of July 1, 1996, as further amended by the Fourth Amendment to the Amended and Restated Pooling and Servicing Agreement dated as of June 26, 1997, and as further amended by the Fifth Amendment to the Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1998, and as supplemented by each of the outstanding Supplements and each of the Assignments of Receivables in Additional Accounts entered into on or prior to the date hereof, the "Agreement") pursuant to which the Chevy Chase Master Credit Card Trust ("MT I") was created and the Investor Certificates and the 1997 Supplemental Certificate described in Schedule II hereto, together with the Seller Certificate, have been delivered. Each Series of Investor Certificates and the 1997 Supplemental Certificate were issued pursuant to a Supplement and all of such Supplements in effect as of the date hereof are listed on Schedule I to this Assignment Agreement (collectively, the "Supplements").

     All capitalized terms used herein and not defined herein have the meaning assigned thereto in the Agreement. The term "Effective Date" when used herein shall mean the Closing Date under the Purchase and Sale Agreement among Chevy Chase, CCBH and Purchaser dated as of September 2, 1998, as amended, (the "Purchase and Sale Agreement").

     WHEREAS, pursuant to the terms of Section 7.05 of the Agreement the Seller and the Holder of the Seller Certificate may assign, convey and transfer all of the Seller's consumer revolving credit card accounts and the receivables arising thereunder, which may include all, but not less than all, of the Accounts and the remaining interest of the Seller and the Holder of the Seller Certificate in the Receivables arising thereunder, together with all servicing functions and other obligations under the Agreement or related to the transactions contemplated thereby, to another entity (which may be an entity that is not affiliated with the Seller or the holder of the Seller Certificate);
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     WHEREAS, Chevy Chase and Purchaser have agreed that Chevy Chase will assign and delegate to Purchaser and Purchaser will accept and assume all of Chevy Chase's rights and obligations as Seller and Servicer under the Agreement; and

     WHEREAS, CCBH, a wholly-owned subsidiary of Chevy Chase and the holder of the Seller Certificate issued by MT I, and the Purchaser have agreed that CCBH will transfer to Purchaser the Seller Certificate, the Seller's Interest and all other rights and interests of CCBH arising under or relating to MT I and that CCBH will assign and delegate to Purchaser and Purchaser will accept and assume all of CCBH's rights and obligations as Holder of the Seller Certificate under the Agreement.

     NOW, THEREFORE, pursuant to the Agreement and in consideration of these premises, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

                                   ARTICLE I

                 ASSIGNMENT OF CHEVY CHASE AND CCBH RIGHTS AND
           DELEGATION OF CHEVY CHASE AND CCBH DUTIES AND OBLIGATIONS

     Section 1.1 Assignment of Chevy Chase's and CCBH's Rights. Chevy Chase and
                 ---------------------------------------------
CCBH, from and after the Effective Date, hereby assign, convey and transfer all of Chevy Chase's consumer revolving credit card accounts and all of their respective right, title and interest in the receivables arising thereunder, which include all of the Accounts and the remaining interest of Chevy Chase and CCBH in the Receivables arising thereunder, the interest of Chevy Chase and CCBH in the Participation Interests and the Seller's Interest and the rights of Chevy Chase and CCBH as the Cash Collateral Depositors (collectively, the "Assigned Assets") to the Purchaser.

     Section 1.2 Delegation of Chevy Chase Duties and Obligations. Chevy Chase
                 ------------------------------------------------
and CCBH, from and after the Effective Date, hereby delegate to the Purchaser all of Chevy Chase's liabilities, duties and obligations as Seller and Servicer, as Cash Collateral Depositor and in its individual capacity under the Agreement and all of CCBH's liabilities, duties and obligations as holder of the Seller Certificate and the Seller's Interest, as Cash Collateral Depositor and in its individual capacity under the Agreement (collectively, the "Assumed Obligations").

     Section 1.3 Acceptance and Assumption. Purchaser, from and after the
                 -------------------------
Effective Date, hereby accepts from Chevy Chase and CCBH and acknowledges transfer of all the Assigned Assets. Purchaser, from and after the Effective Date, hereby accepts and assumes the Assumed Obligations, including the obligation under the Agreement to transfer the Receivables arising under the Accounts to the Trust, and the substitution of the Purchaser for the purposes of Sections 7.04, 9.01 and 9.02 of the Agreement, and Purchaser, from and after the Effective Date, hereby agrees and acknowledges, for the benefit of the Trustee and all of the Certificateholders, that Purchaser hereby assumes all of the liabilities, duties and obligations under and assumes and agrees to perform each and every covenant and obligation of the Seller and of the Servicer, of the Holder of the Seller Certificate and the Seller's Interest, of the Cash Collateral Depositors and of Chevy Chase or CCBH in their individual capacity contained in the Agreement, including but not limited to the obligations of the Seller to transfer the Receivables and the proceeds thereof to the Trust, in each case only from and after the Effective Date. Purchaser, from and after the Effective Date, hereby expressly assumes the rights and liabilities, duties and obligations of the Servicer under the Custodial Agreements, as described in Section 8.09 of the Agreement. Purchaser, from and after the Effective Date, assumes all liabilities, duties and obligations of Chevy Chase in any capacity under the Assignments of Receivables in Additional Accounts entered into in connection with MT I. For purposes of Sections 3.05 and 3.06 of the Agreement, Chevy Chase will prepare the annual servicer's report and provide the independent accountant's reports with respect to each month during which Chevy Chase was the Servicer (or performing such functions pursuant to an agreement between Chevy Chase and the Purchaser), and thereafter the Purchaser will be responsible for preparing and providing all such reports.

     Section 1.4 Delivery and Consents. Pursuant to Section 7.05 of the
                 ---------------------
Agreement, the Trustee shall have received the following on or prior to the Effective Date: (a) from Chevy Chase, an Officer's Certificate stating that such transfer and assumption comply with Section 7.05 of the Agreement, that this Assignment Agreement is a valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditor's rights generally or the rights of creditors of national banking associations from time to time in effect and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity), and that all conditions precedent provided for in the Agreement relating to such transaction have been complied with and an Opinion of Counsel stating that such transfer and assumption and this Agreement comply with Section 7.05 of the Agreement and that all conditions precedent provided for in the Agreement relating to such transaction have been complied with; (b) from Chevy Chase, evidence of the consent to the transfer and assumption from each Series Enhancer; (c) from Purchaser, copies of UCC-1 financing statements covering such Accounts to perfect the Trust's interest in the Receivables arising thereunder;
(d) from Chevy Chase, written notice from each Rating Agency that the Rating Agency Condition has been satisfied with respect to such transfer and assumption; (e) from Chevy Chase and/or from Purchaser, an Opinion of Counsel as to clause (c) above and certain other matters specified in Exhibit H-2 to the Agreement; (f) from Chevy Chase, a Tax Opinion; and (g) from Purchaser, an Opinion of Counsel that this Assignment Agreement is a valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors' rights generally or the rights of creditors of national banking associations from time to time in effect and except as enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

     Section 1.5 Acknowledgment, Consent and Release. The Trustee hereby
                 -----------------------------------
acknowledges and consents to the assignment and delegation of Chevy Chase's rights, title, interests, liabilities, duties and obligations as Seller and Servicer, as Cash Collateral
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Depositor and in its individual capacity and to the assignment and delegation of
CCBH's rights, title, interests, liabilities, duties and obligations as Holder of the Seller Certificate and the Seller's Interest, as Cash Collateral
Depositor and in its individual capacity and to Purchaser's acceptance and assumption thereof and hereby acknowledges and agrees that from and after the Effective Date the Purchaser has been substituted for Chevy Chase as Seller and Servicer, as Cash Collateral Depositor and in its individual capacity under the Agreement and for CCBH as Holder of the Seller Certificate and the Seller's Interest, as Cash Collateral Depositor and in its individual capacity under the Agreement and that, as a result, from and after the Effective Date Chevy Chase is released as Seller and Servicer, as Cash Collateral Depositor and in its individual capacity under the Agreement and CCBH is released as Holder of the Seller Certificate and the Seller's Interest, as Cash Collateral Depositor and in its individual capacity under the Agreement and that, from and after the Effective Date, Chevy Chase and CCBH are hereby, in any capacity, released from all liabilities, duties and obligations under the Agreement except to the extent of liabilities, duties and obligations, other than those specified by Section 7.05, that arose prior to the Effective Date.

                                   ARTICLE II

                       TRANSFER OF THE SELLER CERTIFICATE

     Section 2.1 Transfer of Seller Certificate. As provided in Section 2.07(c)
                 ------------------------------
of the Agreement, if the conditions set forth in Section 2.07(c) of the Agreement are met, the Seller Certificate may be transferred to Purchaser in a transaction under Section 7.05 of the Agreement and CCBH, from and after the Effective Date, hereby assigns and transfers to Purchaser all of CCBH's right, title and interest in the Seller Certificate and the Seller's Interest and on the Effective Date CCBH will surrender the Seller Certificate to the Trustee, as Transfer Agent and Registrar, for transfer to Purchaser and the Trustee, as Transfer Agent and Registrar, shall issue a new Seller Certificate to Purchaser, as provided in the Agreement. Chevy Chase represents that it has, as required under Section 2.07(c) of the Agreement, on or prior to the Effective Date, obtained the following consents: (i) the consent of CCBH, in its capacity as holder of the Seller Certificate; and (ii) the consent of the trustee under the Chevy Chase 1995-A Spread Account Trust, on behalf of such trust, and confirmation that such trustee has obtained the consent of the RACES certificateholders owning not less than 51% of the undivided interest in the outstanding principal amount of the RACES certificates as defined in the Chevy Chase 1995-A Spread Account Trust Agreement, as amended from time to time, between Chevy Chase and the trustee, dated as of March 31, 1995. Chevy Chase and CCBH represent and warrant that no Person has been designated by the Holder of the Seller Certificate in writing to the Trustee as a Consenting Person under
Section 2.07(c) of the Agreement.

                                  ARTICLE III

                           ASSIGNMENT OF RECEIVABLES

     Section 3.1 Assignment of Receivables. Purchaser hereby acknowledges that
                 -------------------------
Chevy Chase has transferred to Purchaser all of Chevy Chase's portfolio of consumer credit card accounts including all of the Accounts designated for the Trust pursuant to the terms of Section 2.01 of the Agreement or pursuant to
Section 2.08 of the Agreement and the Assignments of Receivables in Additional Accounts (the "Account Assignments"). Purchaser acknowledges that, pursuant to the Agreement and the Account Assignments, Chevy Chase has sold, transferred, assigned and set over and otherwise conveyed to the Trustee, on behalf of the Trust, for the benefit of the Certificateholders, all its right, title and interest in, to and under the Receivables existing at the close of business on the Trust Cut-Off Date, in the case of Receivables arising in the Initial Accounts owned by the Seller, and on the applicable Addition Date, in the case of Receivables arising in the Additional Accounts owned by the Seller, and, in each case, thereafter created from time to time until the termination of the Trust, all Interchange and Recoveries allocable to the Trust as provided in the Pooling and Servicing Agreement, all moneys due or to become due and all amounts received with respect to any of the foregoing and all proceeds (including "proceeds" as defined in the UCC) of any of the foregoing and all moneys on deposit in the Collection Account, the Special Funding Account and the Series Accounts. Purchaser further acknowledges that CCBH acquired the Seller Certificate and the Seller's Interest from the Bank, and any interest in the Receivables or other assets of the Trust represented thereby, subject to the right, title and interest conveyed to the Trustee, on behalf of the Trust, for the benefit of the Certificateholders.

                                   ARTICLE V

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 4.1 Representations and Warranties. Chevy Chase and CCBH represent
                 ------------------------------
and warrant to the Purchaser that, immediately prior to the effectiveness of the Fifth Amendment to the Agreement, the representations and warranties of Chevy Chase or of CCBH, as applicable, in any capacity, under the Agreement are true and correct as of the Effective Date (or, if specifically made as of a prior date, including any Closing Date or any Addition Date, as of such prior date). The Purchaser's remedies for any breach of the foregoing representation and warranty shall be subject to the provisions and limitations of Article 8 of the Purchase and Sale Agreement and any claims with respect to the foregoing representation and warranty shall be included in calculating whether such limitations have been satisfied.

     Section 4.2  Ability to Perform. After giving effect to the Fifth Amendment
                  ------------------
to the Agreement, as of the Effective Date the Purchaser makes all representations and warranties set forth in the Agreement to be made by it in any capacity under the Agreement (except to the extent such representations and warranties related to an earlier date, as to which the Purchaser makes no representation or warranty) and can perform all covenants and obligations required to be performed by the Purchaser in any capacity under the Agreement. Purchaser represents that it meets the requirements set forth in the definition of Eligible Servicer in the Agreement.

     Section 4.3 Covenants.
                 ---------

     (a) Purchaser, as Seller and Servicer, as Holder of the Seller Certificate and the Seller's Interest, as Cash Collateral Depositor and in its individual capacity, agrees to comply with all of the covenants applicable to the Purchaser as set forth in the Agreement and from and after the date of this Assignment Agreement, Purchaser covenants to execute and deliver to Chevy Chase, CCBH or to the Trustee such additional documents and instruments and to take such action, all without further consideration, as Chevy Chase, CCBH or the Trustee shall reasonably request to effectuate the assignment, assumption and release provided herein, including, but not limited to, the execution and filing of UCC financing statements.

     (b) From and after the date of this Assignment Agreement, Chevy Chase and CCBH covenant to execute and deliver to Purchaser such additional documents and instruments and to take such action, all without further consideration, as Purchaser shall reasonably request to effectuate the assignment, assumption and release provided herein, including, but not limited to, the execution and filing of UCC financing statements.

     (c) Trustee covenants that, notwithstanding anything in this Assignment Agreement to the contrary, the terms of Section 11.17 of the Agreement, relating to confidentiality of information, will be binding against the Trustee with regard to any information furnished by Chevy Chase or CCBH, regardless of whether such information was furnished on, prior to or after the date of this Assignment Agreement.

     Section 4.4  CCB Holding. After the Effective Date, Chevy Chase may
                  -----------
liquidate CCBH, through a merger, state law dissolution, liquidating distribution or any other means, and, upon such liquidation, all funds of CCBH will be the exclusive property of Chevy Chase and shall not be subject to any claim of set-off or any other claim of any party hereto.

     Section 4.5  No Petition Agreements. Notwithstanding anything to the
                  ----------------------
contrary in this Assignment Agreement or the Fifth Amendment to the Agreement, all agreements of any Person limiting such Person's rights with respect to the initiation of a bankruptcy proceeding of CCBH (or any successor thereto), including but not limited to Section 13.18 of the Agreement, shall continue in full force and effect for a period of one year and one day after the Effective Date.

                                  ARTICLE V

                           MISCELLANEOUS PROVISIONS

     Section 5.1 Headings. The headings herein are for purposes of reference
                 --------
only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     Section 5.2 Counterparts. This Assignment Agreement may be executed in two
                 ------------
or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

     Section 5.3 Governing Law. THIS ASSIGNMENT AGREEMENT SHALL BE CONSTRUED IN
                 -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 5.4 Additional Information.
                 ----------------------

     (a) Schedule III is delivered by Purchaser to identify its Servicing
     Officers

     (b) Schedule IV is delivered by Purchaser in satisfaction of Section 13.02 of the Agreement.

     Section 5.5 Further Assurances.  Chevy Chase and CCBH agree to do and
                 ------------------
perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement or to preserve the interest of the Trustee in the Trust Assets, including the execution of any financing statements or continuation statements relating to the Receivables or the Trust Assets for filing under the provisions of the UCC of any applicable jurisdiction.

     Section 5.6 Successors and Assigns.  This agreement shall enure to the
                 ----------------------
benefit of and be binding on the parties hereto and their respective successors and permitted assigns. No party hereto may assign its rights or obligations hereunder without the prior written consent of the other parties hereto. Notwithstanding the foregoing or any other provision in this agreement to the contrary, the Purchaser shall not be required to obtain the consent of any party hereto after the date hereof in connection with any action taken by the Purchaser in accordance with the Agreement (including, without limitation, in connection with any assignment of any of the Purchaser's rights, liabilities, duties or obligations under the Agreement), except as may be otherwise required by the Agreement.

     IN WITNESS WHEREOF, the undersigned have caused this Assignment Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                       CHEVY CHASE BANK, F.S.B.,
                       as Seller and Servicer, as Cash Collateral Depositor and in its individual capacity



                       By:    /s/ Joel A. Friedman
                         -------------------------
                       Name:  Joel A. Friedman
                           -------------------
                       Title:  Senior Vice President and Controller
                            ---------------------------------------



                       CCB HOLDING CORPORATION,
                       as Holder of the Seller Certificate and Seller's Interest, as Cash Collateral Depositor and in its individual capacity



                       By:  /s/ Jessica L. Parker
                          -----------------------
                       Name:  Jessica L. Parker
                            -------------------
                       Title:  President
                             -----------



                       FIRST USA BANK, N.A.,
                       as Assignee and Seller and
                       Servicer and Holder of the Seller Certificate and Seller's Interest and Cash Collateral Depositor by assignment and assumption



                       By:  /s/ John F. Ireton
                            ------------------
                       Name:  John F. Ireton
                              --------------
                       Title:  Vice President
                               --------------



                       BANKERS TRUST COMPANY,
                       as Trustee


                       By:    /s/  Louis Bodi
                           ------------------
                       Name:  Louis Bodi
                             --------------------
                       Title:  Vice President
                              ---------------

                                  SCHEDULE I


    List of All Outstanding Supplements to the Amended and Restated Pooling and Servicing Agreement dated as of August 1, 1994, as amended



             Series 1994-5 Supplement, dated as of November 1, 1994


             Series 1994-6 Supplement, dated as of December 1, 1994


             Series 1994-7 Supplement, dated as of December 1, 1994


              Series 1995-1 Supplement, dated as of March 1, 1995


              Series 1997-1 Supplement, dated as of March 1, 1997


     1997 Supplemental Certificate Supplement, dated as of June 1, 1997

                                  SCHEDULE II


                           List of All Certificates

                        Outstanding Under the Agreement



                              Seller Certificate



                             Investor Certificates
                             ---------------------


                         1994-5 (Class A and Class B)


                                    1994-6


                                    1994-7


                         1995-1 (Class A and Class B)


                    1997-1 (Class A, Class B and Class C)*


                           Supplemental Certificates
                           -------------------------


                         1997 Supplemental Certificate



* Class C Interests are uncertificated

                                 SCHEDULE  III


                    Purchaser's List of Servicing Officers



              Name                              Title
              ----                              -----

              Peter W. Atwater                  Executive Vice President

              Suzanne Bachman                   Vice President

              Thomas J. Hopkins                 Vice President

              Tracie Klein                      Vice President

              Rebekah A. Sayers                 Vice President

              F. Aubrey Thacker                 Vice President

                                  SCHEDULE IV


     Notice from the Purchaser pursuant to Section 13.02(c) of the Agreement relating to the relocation of the office from which the Servicer services Receivables, keeps records concerning the Receivables and maintains its principal executive office.



     3 Christina Centre
     201 North Walnut Street
     Wilmington, Delaware 19801